UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 25, 2017

Level 3 Communications, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-35134	47-0210602
(State or other	(Commission File	(IRS employer
jurisdiction of incorporation)	Number)	Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado (Address of principal executive offices)	80021 (Zip code)

720-888-1000
(Registrant’s telephone number including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934
(§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its 2017 annual meeting of stockholders on May 25, 2017.  At the meeting, stockholders present in person or by proxy voted on the matters described below.  The votes noted below are the final voting results.

There were 361,345,200 of our common stock entitled to vote at the 2017 annual meeting and a total of 313,512,937 shares (approximately 86.76% of the outstanding common stock) were represented at the meeting in person or by proxy.

1.              Election of Directors:  Stockholders elected each of the 11 directors named below to our Board of Directors (our “Board”) to hold office until the annual meeting of stockholders in 2018 or until his or her successor is elected and qualified, based on the following votes:

Name	For	Against	Abstain	Broker Non Votes
James O. Ellis, Jr.	287,798,050	1,926,421	1,365,911	22,422,555
Jeff K. Storey	289,024,801	907,063	1,158,518	22,422,555
Kevin P. Chilton	288,941,199	747,255	1,401,928	22,422,555
Steven T. Clontz	288,898,340	787,808	1,404,234	22,422,555
Irene M. Esteves	289,004,465	727,279	1,358,638	22,422,555
T. Michael Glenn	288,951,378	761,612	1,377,392	22,422,555
Spencer B. Hays	288,950,200	762,714	1,377,468	22,422,555
Michael J. Mahoney	288,174,458	1,556,052	1,359,872	22,422,555
Kevin W. Mooney	288,979,213	748,555	1,362,614	22,422,555
Peter Seah Lim Huat	288,815,665	870,317	1,404,400	22,422,555
Peter van Oppen	288,951,138	733,002	1,406,242	22,422,555

2.              To approve the named executive officer compensation, which vote is on an advisory basis.

For	Against	Abstain	Broker Non Votes
283,053,151	6,671,404	1,365,827	22,422,555

3.              To approve a proposal to indicate the frequency in which our stockholders will conduct an advisory vote on the executive compensation program for our named executive officers.

1 Year	2 Years	3 Years	Abstain
269,695,721	836,857	19,453,629	1,104,175

The Company will include a stockholder vote on the compensation of executives in its proxy materials every year until the next required vote on the frequency of this vote on the compensation of executives is required.

4.              To ratify the appointment of KPMG LLP to serve as Level 3’s independent registered public accounting firm for the year ending December 31, 2017.

For	Against	Abstain	Broker Non Votes
310,310,777	1,827,873	1,374,287	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Level 3 Communications, Inc.

	By:	/s/ Neil J. Eckstein
Neil J. Eckstein, Senior Vice President

Date: May 25, 2017